Exhibit 99.2 Reconciliation of EBITDA and Adjusted EBITDA for the quarter and six months ended June 30, 2017 and 2016.

Quarter Ended June 30, 2017 (Dollar amounts in millions)	Siding	OSB	EWP	South America	Other	Corporate	Total
Net Sales	$231.0	$325.0	$94.2	$38.7	$7.1	$(1.9)	$694.1
Depreciation and amortization	7.5	14.9	3.7	2.2	0.5	0.8	29.6
Cost of sales and selling and administrative	175.0	207.5	87.1	31.0	7.5	24.6	532.7
Gain on sale or impairment of long lived assets, net	—	—	—	—	—	(3.1)	(3.1)
Other operating credits and charges, net	—	—	—	—	—	2.0	2.0
Total operating costs	182.5	222.4	90.8	33.2	8.0	24.3	561.2
Income (loss) from operations	48.5	102.6	3.4	5.5	(0.9)	(26.2)	132.9
Total non-operating expense	—	—	—	—	—	(4.1)	(4.1)
Income (loss) before taxes and equity in income of unconsolidated affiliates	48.5	102.6	3.4	5.5	(0.9)	(30.3)	128.8
Income tax provision	—	—	—	—	—	36.0	36.0
Equity in income of unconsolidated affiliates	—	—	(1.7)	—	—	—	(1.7)
Net income (loss)	$48.5	$102.6	$5.1	$5.5	$(0.9)	$(66.3)	$94.5
Reconciliation of net income (loss) to Adjusted EBITDA
Net income (loss)	$48.5	$102.6	$5.1	$5.5	$(0.9)	$(66.3)	$94.5
Income tax provision	—	—	—	—	—	36.0	36.0
Interest expense, net of capitalized interest	—	—	—	—	—	4.9	4.9
Depreciation and amortization	7.5	14.9	3.7	2.2	0.5	0.8	29.6
EBITDA	56.0	117.5	8.8	7.7	(0.4)	(24.6)	165.0
Stock-based compensation expense	0.2	0.2	0.1	—	—	1.4	1.9
Gain on sale or impairment of long lived assets, net	—	—	—	—	—	(3.1)	(3.1)
Investment income	—	—	—	—	—	(2.3)	(2.3)
Other operating credits and charges, net	—	—	—	—	—	2.0	2.0
Adjusted EBITDA	$56.2	$117.7	$8.9	$7.7	$(0.4)	$(26.6)	$163.5
Adjusted EBITDA Margin	24.3%	36.2%	9.4%	19.9%	(5.6)%	NA	23.6%

Quarter Ended June 30, 2016 (Dollar amounts in millions)	Siding	OSB	EWP	South America	Other	Corporate	Total
Net Sales	$207.2	$252.8	$78.0	$41.0	$6.6	$(3.2)	$582.4
Depreciation and amortization	7.3	14.7	3.2	2.2	0.4	0.7	28.5
Cost of sales and selling and administrative	158.1	194.1	75.8	31.9	6.4	23.3	489.6
Loss on sale or impairment of long lived assets, net	—	—	—	—	—	0.7	0.7
Other operating credits and charges, net	—	—	—	—	—	11.4	11.4
Total operating costs	165.4	208.8	79.0	34.1	6.8	36.1	530.2
Income (loss) from operations	41.8	44.0	(1.0)	6.9	(0.2)	(39.3)	52.2
Total non-operating expense	—	—	—	—	—	(5.8)	(5.8)
Income (loss) before taxes and equity in income of unconsolidated affiliates	41.8	44.0	(1.0)	6.9	(0.2)	(45.1)	46.4
Income tax provision	—	—	—	—	—	16.2	16.2
Equity in income of unconsolidated affiliates	—	—	(1.5)	—	—	—	(1.5)
Net income (loss)	$41.8	$44.0	$0.5	$6.9	$(0.2)	$(61.3)	$31.7
Reconciliation of net income (loss) to Adjusted EBITDA
Net income (loss)	$41.8	$44.0	$0.5	$6.9	$(0.2)	$(61.3)	$31.7
Income tax provision	—	—	—	—	—	16.2	16.2
Interest expense, net of capitalized interest	—	—	—	—	—	9.3	9.3
Depreciation and amortization	7.3	14.7	3.2	2.2	0.4	0.7	28.5
EBITDA	49.1	58.7	3.7	9.1	0.2	(35.1)	85.7
Stock-based compensation expense	0.1	0.3	0.2	—	—	2.6	3.2
Loss on sale or impairment of long lived assets, net	—	—	—	—	—	0.7	0.7
Investment income	—	—	—	—	—	(2.1)	(2.1)
Other operating credits and charges, net	—	—	—	—	—	11.4	11.4
Adjusted EBITDA	$49.2	$59.0	$3.9	$9.1	$0.2	$(22.5)	$98.9
Adjusted EBITDA Margin	23.7%	23.3%	5.0%	22.2%	3.0%	NA	17.0%

Six Months Ended June 30, 2017 (Dollar amounts in millions)	Siding	OSB	EWP	South America	Other	Corporate	Total
Net Sales	$445.0	$593.4	$176.3	$76.5	$15.8	$(2.0)	$1,305.0
Depreciation and amortization	15.6	29.6	7.6	4.4	1.4	1.6	60.2
Cost of sales and selling and administrative	340.7	400.8	165.8	61.5	15.5	52.0	1,036.3
Gain on sale or impairment of long lived assets, net				—	—	(2.5)	(2.5)
Other operating credits and charges, net		—	—	—	—	5.4	5.4
Total operating costs	356.3	430.4	173.4	65.9	16.9	56.5	1,099.4
Income (loss) from operations	88.7	163.0	2.9	10.6	(1.1)	(58.5)	205.6
Total non-operating expense	—	—	—	—	—	(7.4)	(7.4)
Income (loss) before taxes and equity in income of unconsolidated affiliates	88.7	163.0	2.9	10.6	(1.1)	(65.9)	198.2
Income tax provision	—	—	—	—	—	51.5	51.5
Equity in income of unconsolidated affiliates	—	—	(2.8)	—	—		(2.8)
Net income (loss)	$88.7	$163.0	$5.7	$10.6	$(1.1)	$(117.4)	$149.5
Reconciliation of net income (loss) to Adjusted EBITDA
Net income (loss)	$88.7	$163.0	$5.7	$10.6	$(1.1)	$(117.4)	$149.5
Income tax provision	—	—	—	—	—	51.5	51.5
Interest expense, net of capitalized interest	—	—	—	—	—	9.9	9.9
Depreciation and amortization	15.6	29.6	7.6	4.4	1.4	1.6	60.2
EBITDA	104.3	192.6	13.3	15.0	0.3	(54.4)	271.1
Stock based compensation expense	0.4	0.4	0.1	—	—	5.1	6.0
Gain on sale or impairment of long lived assets, net		—		—	—	(2.5)	(2.5)
Investment income	—	—	—	—	—	(4.3)	(4.3)
Other operating credits and charges, net		—	—	—	—	5.4	5.4
Adjusted EBITDA	$104.7	$193.0	$13.4	$15.0	$0.3	$(50.7)	$275.7
Adjusted EBITDA Margin	23.5%	32.5%	7.6%	19.6%	1.9%	NA	21.1%

Six Months Ended June 30, 2016 (Dollar amounts in millions)	Siding	OSB	EWP	South America	Other	Corporate	Total
Net Sales	$388.5	$469.8	$149.8	$71.5	$12.7	$(5.3)	$1,087.0
Depreciation and amortization	14.5	29.2	6.3	4.1	0.8	1.5	56.4
Cost of sales and selling and administrative	305.3	381.3	148.5	55.4	12.5	44.4	947.4
Loss on sale or impairment of long lived assets, net	—	—	—	—	—	0.7	0.7
Other operating credits and charges, net	—	—	—	—	—	11.4	11.4
Total operating costs	319.8	410.5	154.8	59.5	13.3	58.0	1,015.9
Income (loss) from operations	68.7	59.3	(5.0)	12.0	(0.6)	(63.3)	71.1
Total non-operating expense	—	—	—	—	—	(11.5)	(11.5)
Income (loss) before taxes and equity in income of unconsolidated affiliates	68.7	59.3	(5.0)	12.0	(0.6)	(74.8)	59.6
Income tax provision	—	—	—	—	—	20.6	20.6
Equity in income of unconsolidated affiliates	—	—	(3.0)	—	—	—	(3.0)
Net income (loss)	$68.7	$59.3	$(2.0)	$12.0	$(0.6)	$(95.4)	$42.0
Reconciliation of net income (loss) to Adjusted EBITDA
Net income (loss)	$68.7	$59.3	$(2.0)	$12.0	$(0.6)	$(95.4)	$42.0
Income tax provision	—	—	—	—	—	20.6	20.6
Interest expense, net of capitalized interest	—	—	—	—	—	17.3	17.3
Depreciation and amortization	14.5	29.2	6.3	4.1	0.8	1.5	56.4
EBITDA	83.2	88.5	4.3	16.1	0.2	(56.0)	136.3
Stock based compensation expense	0.4	0.5	0.4	—	—	4.9	6.2
Loss on sale or impairment of long lived assets, net	—	—	—	—	—	0.7	0.7
Investment income	—	—	—	—	—	(3.9)	(3.9)
Other operating credits and charges, net	—	—	—	—	—	11.4	11.4
Adjusted EBITDA	$83.6	$89.0	$4.7	$16.1	$0.2	$(42.9)	$150.7
Adjusted EBITDA Margin	21.5%	18.9%	3.1%	22.5%	1.6%	NA	13.9%